GOODWILL (Schedule of Goodwill) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Balance as of the beginning of the year:
Goodwill	$ 1,044	$ 314
Accumulated impairment losses
Goodwill, net	1,044	314
Goodwil acquired during the year	1,242	707
Impairment losses	(1,563)
Exchange rate effect	(28)	23
Total	695	1,044
Balance as of the end of the year:
Goodwill	2,220	1,044	314
Accumulated impairment losses	(1,525)
Goodwill, net	$ 695	$ 1,044	$ 314